                         Exhibit 10b
                         -----------

                LEVI STRAUSS ASSOCIATES INC.
                 REVISED EMPLOYEE RETIREMENT
                            PLAN


     WHEREAS, Levi Strauss Associates Inc. (the "Company") has established the Levi Strauss Associates Inc. Revised Employee Retirement Plan (the "ERP");

     WHEREAS, the ERP permits an "Affiliated Company," as defined in the ERP, to adopt the ERP and any related trust, and thereby to become a "Participating Company" in the ERP, with the consent of the Board of Directors of the Company,

     WHEREAS, Levi's Only Store, Inc. ("LOS"), which is an Affiliated Company within the meaning of the ERP, desires to adopt the ERP and any related trust and the Company desires to consent to such adoption;

     WHEREAS, the Board of Directors of the Company has authorized Robert D. Haas, Chairman of the Board and Chief Executive Officer, to take certain actions with respect to the Company's employee benefit plans and to further delegate the authority to take certain actions with respect to such plans;

     WHEREAS, Robert D. Haas has delegated to Donna J. Goya, Senior Vice President, the authority to take certain actions with respect to the Company's employee benefit plans; and

     WHEREAS, the consent effected herein is within the delegated authority of Donna J. Goya;

     NOW, THEREFORE, the Company hereby consents to the adoption of the ERP and any related trust by LOS, effective November 28, 1994.

     IN WITNESS WHEREOF, the undersigned has set her hand hereunto on 24 January, 1995.


                                    /s/Donna J. Goya
                                    --------------------------------------
                                    Donna J. Goya
                                    Senior Vice President